     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JUNE 9, 2000

                                                   REGISTRATION NO.
                                                                   -------------
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM S-8

                             REGISTRATION STATEMENT
                                    UNDER THE
                             SECURITIES ACT OF 1933

                     COMPUTER NETWORK TECHNOLOGY CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)

                MINNESOTA                                41-1356476
     (State or Other Jurisdiction of                  (I.R.S. Employer
     Incorporation or Organization)                  Identification No.)

         6000 NATHAN LANE NORTH
         MINNEAPOLIS, MINNESOTA                             55442
(Address of Principal Executive Offices)                 (Zip Code)

                       1999 NON-QUALIFIED STOCK AWARD PLAN
                            (Full Title of the Plan)

                                GREGORY T. BARNUM
                             CHIEF FINANCIAL OFFICER
                     COMPUTER NETWORK TECHNOLOGY CORPORATION
                             6000 NATHAN LANE NORTH
                          MINNEAPOLIS, MINNESOTA 55442
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                 (763) 268-6000
          (Telephone Number, Including Area Code, of Agent for Service)

                         CALCULATION OF REGISTRATION FEE

======================================================================================================================
                                                      PROPOSED                 PROPOSED
  TITLE OF SECURITIES        AMOUNT TO BE         MAXIMUM OFFERING        MAXIMUM AGGREGATE           AMOUNT OF
    TO BE REGISTERED        REGISTERED (1)      PRICE PER SHARE (2)       OFFERING PRICE (2)       REGISTRATION FEE
------------------------- -------------------- ----------------------- ------------------------- ---------------------

Common Stock,
par value $0.01
per share (including
preferred share
purchase rights)          1,400,000 shares        $  12.94               $  18,116,000            $  4,783
======================================================================================================================

(1) This Registration Statement relates to an additional 1,400,000 shares of common stock to be registered pursuant to the 1999 Non-Qualified Stock Award Plan, for which shares have previously been registered pursuant to the Registrant's Registration Statement No. 333-86315.

(2) Estimated solely for the purpose of determining the registration fee pursuant to Rule 457(h) under the Securities Act of 1933, based on the average of the high and low sale prices per share of the Registrant's Common Stock as reported on the NASDAQ National Market System on June 5, 2000.

                                     PART II

            INFORMATION REQUIRED BY GENERAL INSTRUCTION E TO FORM S-8


1.       INCORPORATION OF DOCUMENTS BY REFERENCE.

         The contents of the Registrant's Registration Statement No.333-86315 are incorporated in this Registration Statement by reference.

2.       EXHIBITS (REQUIRED OPINIONS AND CONSENTS).

         Exhibit      Description

         5      Opinion of Leonard, Street and Deinard Professional Association.

         23.1 Consent of Leonard, Street and Deinard Professional Association to the filing of its opinion as an exhibit to this Registration Statement (included in Exhibit 5).

         23.2   Consent of KPMG LLP.

         24 Power of Attorney authorizing Gregory T. Barnum to sign and file all amendments and exhibits to this Registration Statement and any and all applications and instruments pertaining to the registration of the securities covered hereby on behalf of the directors and officers of the Company (included as part of the signature page of this Registration Statement).

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Minneapolis, State of Minnesota, on May 25, 2000.

                               COMPUTER NETWORK TECHNOLOGY CORPORATION

                               By: /s/ Gregory T. Barnum
                                  ----------------------------------------------
                                    Gregory T. Barnum, Chief Financial Officer

         Each of the undersigned officers and directors of Computer Network Technology Corporation hereby appoints Gregory T. Barnum as attorney and agent for the undersigned, with full power of substitution, for and in the name, place and stead of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933, as amended, any and all amendments (including post-effective amendments) and exhibits to this Registration Statement and any and all applications and instruments pertaining to the registration of the securities covered hereby, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary or desirable.

         Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

                  SIGNATURE                                          TITLE                               DATE
                  ---------                                          -----                               ----


/s/ Thomas G. Hudson
-----------------------------------------------
Thomas G. Hudson                                     President and Chief Executive                   May 25, 2000

                                                     Officer (Principal Executive
                                                     Officer) and Director
/s/ Gregory T. Barnum
-----------------------------------------------
Gregory T. Barnum                                    Chief Financial Officer (Principal              May 25, 2000

                                                     Financial Officer)
/s/ Jeffrey A. Bertelsen
-----------------------------------------------
Jeffrey A. Bertelsen                                 Corporate Controller and Treasurer              May 25, 2000

                                                     (Principal Accounting Officer)
/s/ Patrick W. Gross
-----------------------------------------------
Patrick W. Gross                                     Director                                        May 25, 2000

/s/ Erwin A. Kelen
-----------------------------------------------
Erwin A. Kelen                                       Director                                        May 25, 2000

/s/ Lawrence Perlman
-----------------------------------------------
Lawrence Perlman                                     Director                                        May 25, 2000

/s/ John A. Rollwagen
-----------------------------------------------
John A. Rollwagen                                    Director                                        May 25, 2000



                                INDEX TO EXHIBITS


Exhibit                                                                                              Page
-------                                                                                              ----

5       Opinion of Leonard, Street and Deinard Professional Association...........................Electronically Filed

23.1 Consent of Leonard, Street and Deinard Professional Association to the filing of its opinion as an exhibit to this Registration
        Statement (included in Exhibit 5)

23.2    Consent of KPMG LLP.......................................................................Electronically Filed

24      Power of Attorney authorizing Gregory T. Barnum to sign and file all amendments and exhibits to this Registration
        Statement and any and all applications and instruments pertaining to the registration of the securities covered hereby on behalf of the directors and officers of the Company (included as part of the signature page of this
        Registration Statement).